JPMORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated November 19, 2008
to the Prospectuses dated November 1, 2008

The second paragraph under the JPMorgan Diversified Fund section under “The Portfolio Managers” in “The Portfolios’ Management and Administration” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Patrik Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios and has been a portfolio manager since 1994. Michael Fredericks joined the adviser in 2006 from Nicholas Applegate Capital Management, where from 2001 to 2006 he was a global equity analyst and a client portfolio manager. Thomas Luddy, Christopher T. Blum, Scott Grimshaw and William H. Eigen are some of the portfolio managers of the underlying asset allocations. Information with respect to Mr. Luddy is provided hereafter under the heading “U.S. Equity Fund.” Mr. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the JPMorgan Intrepid Funds, and for the behavioral small cap strategies. He also leads the behavioral finance portfolio management team, which manage the JPMorgan Intrepid Funds. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Mr. Grimshaw, Vice President and a CFA charterholder, has been a portfolio manager on the Taxable Bond Team since 1996. He is also responsible for the government sector. Mr. Eigen, Managing Director and a CFA charterholder, is the head of core plus and absolute return fixed income strategies at JPMIM since April, 2008. In addition, he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi- sector income strategies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DIV-TAR-1108